                                                                   EXHIBIT 10.22

        Equipment Schedule No. 1
                           -----
        Dated as of December 7, 1994
                    ----------------
        To Master Lease dated December 7, 1994
                              ----------------
                                               Acceptance Date 12/28/94
                                                               --------
                                                Commencement Date 12/29/94
                                                                  --------

Equipment Schedule to MASTER LEASE AGREEMENT dated as of
_______________________ between THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lessor and CRYSTAL MOUNTAIN, INC. as Lessee.
           ----------------------

        This Equipment Schedule is entered into pursuant to the Master Lease Agreement. All the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof. In the event of a conflict between the Master Lease Agreement and this Equipment Schedule, the provisions of this Equipment Schedule shall prevail.

 1.  EQUIPMENT DESCRIPTION:

                                                                                 Cost
Quantity        Manufacturer    Model/Feature   Serial Number   Description    Per Unit
--------        ------------    -------------   -------------   -----------    --------
See Schedule "A" consisting of 1 page attached hereto and made a part hereof.


 2.  LESSOR'S AGGREGATE COST OF EQUIPMENT.  $190,250.00
                                            -----------

 3.  EQUIPMENT LOCATION.  One Crystal Mountain Blvd.,
                          ---------------------------
     Crystal Mountain, WA  98002
     ---------------------------

 4. ACCEPTANCE: Lessee confirms that (a) the Equipment described herein has been delivered to it in good working order and condition, and has been inspected and accepted by Lessee as of the Acceptance Date set forth above,
     (b) no Event of Default exists, (c) no Event of Default will be caused by the execution of this Schedule, (d) all Lessee's representations and warranties are true and correct, and (e) the terms and provisions of the Master Lease are hereby incorporated by reference and reaffirmed.

 5.  LEASE TERM.
     a. INTERIM LEASE TERM. The interim term of the lease of the Equipment shall commence on the Acceptance Date and shall continue until the commencement of the Primary Lease Term defined below.
     b. PRIMARY LEASE TERM. The primary term of the lease of Equipment shall commence on the Commencement Date and shall continue for a term of
     41 months from such Commencement Date.
     --

 6.  RENT PAYMENTS.
     a. INTERIM RENT. The rent for each item of Equipment during the Interim Lease Term shall be an amount equal to 1/30th of the Primary Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Commencement Date which amount shall be payable on the Commencement Date.
     b. PRIMARY RENT.  See attached Primary Rent Rider.

 7. STIPULATED LOSS VALUES. The Stipulated Loss Values, expressed as a percentage of Lessor's cost of the Equipment, are set forth in Exhibit A attached hereto. The Stipulated Loss Value with respect to any item of Equipment as of any rent payment date shall be an amount determined by multiplying Lessor's cost of the item by the applicable percentage set forth on Exhibit A. Any Stipulated Loss Value determined as of a date after the final rent payment date will be determined by using the percentage for the final rent payment date.

 8. RETURN, OPERATION, MAINTENANCE, ADDITIONS. The return operation, maintenance and additions provisions applicable to the Equipment are set forth in Rider A attached hereto.

 9.  DEPRECIATION TAX ASSUMPTIONS.  Equipment has a recovery period of 7 years.
                                                                      ---

10. NONREFUNDABLE PROCESSING/ORIGINATION FEE payable to The CIT Group/ Equipment Financing, Inc. $475.00
                                -------

11.  ADDITIONAL PROVISIONS:

See attached Rider B consisting of 2 pages attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Equipment Schedule has been signed as of the date set forth above.

LESSOR:                                     LESSEE:

THE CIT GROUP/EQUIPMENT FINANCING, INC.     CRYSTAL MOUNTAIN, INC.

By: /s/ J.R. Reilly                         By: /s/ Thomas F. Leonard
    -----------------------------------         --------------------------------

    J.R. Reilly                                 Thomas F. Leonard
---------------------------------------     ------------------------------------
Print or Type Name                          Print or Type Name

Title:  Agent                               Title:  President
       --------------------------------            -----------------------------

                    Exhibit A to Schedule 1 to Master Lease
                 Dated December 7, 1994 between THE CIT GROUP/
                    EQUIPMENT FINANCING, INC., as Lessor and
                       CRYSTAL MOUNTAIN, INC., as Lessee.


                             Stipulated Loss Values


Month of                                Percentage of
  Term                                  Lessor's Cost
--------                                -------------
    1                                      118.1%
    2                                      114.0
    3                                      109.8
    4                                      105.6
    5                                      101.4
    6                                      102.1
    7                                      102.7
    8                                      103.4
    9                                      104.0
   10                                      104.7
   11                                      105.3
   12                                      106.0
   13                                      101.7
   14                                       97.5
   15                                       93.2
   16                                       88.8
   17                                       84.4
   18                                       84.9
   19                                       85.4
   20                                       85.9
   21                                       86.4
   22                                       86.9
   23                                       87.4
   24                                       87.9
   25                                       83.5
   26                                       79.1
   27                                       74.6
   28                                       70.1
   29                                       65.6
   30                                       65.9
   31                                       66.2
   32                                       66.6
   33                                       66.9
   34                                       67.3
   35                                       67.6
   36                                       68.0
   37                                       63.4
   38                                       58.9
   39                                       54.3
   40                                       49.6
   41                                       45.0





LESSOR:                                                 LESSEE:

THE CIT GROUP/EQUIPMENT FINANCING, INC.                 CRYSTAL MOUNTAIN, INC.

By: /s/ R. L. Reilly                                    By: /s/ Thomas F. Leonard
    -----------------------------------                     ------------------------------------

    R. L. Reilly                                            Thomas F. Leonard
---------------------------------------                 ----------------------------------------
Print or Type Name                                      Print or Type Name

Title: Agent                                            Title: President
       --------------------------------                        ---------------------------------


                           CRYSTAL MOUNTAIN, INC.
                      Notorization attachment to the
                               Master Lease

Subscribed and sworn before me this 7th day of December, 1994.

Notary public in and for the State of Washington residing in Pierce County. My commission expires July 6, 1998.


/s/ ANNE BOYLE
------------------------------
NOTARY PUBLIC
ANNE BOYLE
STATE OF WASHINGTON
MY COMM EXPIRES JUL 6, 1998

                             CRYSTAL MOUNTAIN, INC.
                         Notarization attachment to the
                             Secretary's Certificate


Subscribed and sworn before me this 7th day of December, 1994.

Notary Public in and for the State of Washington residing in Pierce County. My commission expires July 6, 1998.

/s/ Anne Boyle
-------------------------------
NOTARY PUBLIC
ANNE BOYLE
STATE OF WASHINGTON
MY COMM EXPIRES JUL 6, 1998

                             SECRETARY'S CERTIFICATE

I, LAWRENCE E. HARD, do hereby certify that I am Secretary of CRYSTAL
MOUNTAIN, INC., a corporation duly organized and existing under the laws of the State of WASHINGTON ("Corporation"); that I am the keeper of the seal of the Corporation and corporation records, including without limitation, the Charter, By-Laws and the minutes of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the 7th day of December, 1994, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

   "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this Corporation to enter into one or more lease agreements with The CIT Group/Equipment Financing, Inc. (hereinafter called "CIT") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

   FURTHER RESOLVED, that any of the aforesaid officers, or his or her duly elected or appointed successor in office, be and is hereby authorized and empowered to do any acts, including but not limited to the mortgage, pledge or hypothecation from time to time to CIT of any or all assets of this Corporation to secure such leases, and to execute in the name and on behalf of this Corporation, any instruments or agreements deemed necessary or proper by CIT in respect of the collateral securing any obligations of this Corporation, and to affix the seal of this Corporation to any mortgage, pledge or other such instrument if so required or requested by CIT; and be it

   FURTHER RESOLVED, that all that any officer shall have done or may do in connection with the matters outlined above is hereby ratified and approved; and be it

   FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recision shall have been received by CIT and that receipt of such notice shall not affect any action taken or advances made by CIT prior thereto and CIT is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

   FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to CIT that the foregoing resolutions and the provisions thereof are in conformity with the Charter and By-Laws of this Corporation."

I DO FURTHER CERTIFY THAT THE MASTER LEASE AGREEMENT ENTERED INTO BY THE CORPORATION AND CIT IS AN AGREEMENT REFERRED TO IN SAID RESOLUTIONS AND WAS DULY EXECUTED PURSUANT THERETO AND THERE ARE NO RESTRICTIONS IMPOSED BY THE CHARTER OR BY-LAWS OF THE CORPORATION RESTRICTING THE POWER OR AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO ADOPT THE FOREGOING RESOLUTIONS OR UPON THE CORPORATION OR ITS OFFICERS TO ACT IN ACCORDANCE THEREWITH.

I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his or her name:

        Name                      Office                       Signature

Thomas F. Leonard         President                    /s/ Thomas Leonard
____________________      _______________________      ______________________

____________________      _______________________      ______________________

____________________      _______________________      ______________________

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 7th day of DECEMBER, 1994.

(Corporate Seal)                            /s/ LAWRENCE E. HARD
                                           --------------------------------
                                            Secretary

                             CRYSTAL MOUNTAIN, INC.

                         Notorization attachment to the

                               Primary Rent Rider


Subscribed and sworn before me this 7th day of December, 1994.

Notary Public in and for the State of Washington residing in Pierce County. My commission expires July 6, 1998.


/s/ Ann Boyle
____________________

                       ____________________________
                              NOTARY PUBLIC
                               ANNE BOYLE
                           STATE OF WASHINGTON
                       MY COMM EXPIRES JULY 6, 1998
                       ____________________________

                               PRIMARY RENT RIDER


Attached to and made a part of Equipment Schedule No. 1 dated December 7, 1994, to Master Lease dated December 7, 1994 between Crystal Mountain, Inc. as Lessee and The CIT Group/Equipment Financing, Inc. as Lessor.

        Primary rent. The rent for each item of equipment during the Primary Lease Term shall consist of 20 rent payments. Five (5) equal consecutive monthly rental payments of $9,240.15, each commencing on December 29, 1994 and the same amount on the same date of each month thereafter, except no rental payments will be due during May, June, July, August, September, October and November of 1995; followed by five (5) equal consecutive monthly rental payments of $9,240.15 each commencing on December 29, 1995 and the same amount on the same date of each month thereafter, except no rental payments will be due during May, June, July, August, September, October and November of 1996; followed by five (5) equal consecutive monthly rental payments of $9,240.15 each commencing on December 29, 1996 and the same amount on the same date of each month thereafter, except no rental payments will be due during May, June, July, August, September, October and November of 1997; followed by five (5) equal consecutive monthly rental payments of $9,240.15 each commencing on December 29, 1997 and the same amount on the same date of each month thereafter until fully paid.

Lessee:                                         Lessor:
CRYSTAL MOUNTAIN, INC.                          THE CIT GROUP/EQUIPMENT
                                                FINANCING, INC.

By: /s/ Thomas F. Leonard                       By: /s/ T.R. Reilly
    ---------------------------                     ---------------------------

Title: President                                Title: Agent
       ------------------------                        ------------------------


                                    RIDER A
                         to Schedule 1 to Master Lease
                             dated DECEMBER 7, 1994
          between The CIT Group/Equipment Financing, Inc., as Lessor, and Crystal Mountain, Inc., as Lessee.

This Rider forms a part of the above-referenced Schedule to Master Lease. Terms defined in the Schedule and Master Lease will have the same meanings when used in this Rider unless otherwise defined.

1.  RETURN.

Lessee shall, upon the expiration of the Lease and Storage Terms, return any unsold units to the nearest manufacturers service center. Until such item of Equipment is returned to Lessor pursuant to the provisions of this Section, all of the provisions of this Lease with respect thereto shall continue in full force and effect. Lessee shall pay all the costs and expenses in connection with or incidental to the return of the Equipment, including, without limitation, the cost of removing, dismantling by manufacturer's representative (or anyone else designated by Lessor), assembling, packing, insuring and transporting the Equipment. At the time of such return, the Equipment shall be in the condition and repair required to be maintained by Section 3 of the Lease and Section 2 hereof and free and clear of all Liens. At the expiration of the Lease Term, Lessee shall provide 120 days storage for the units of Equipment free of charge. During this period, each unit of Equipment must remain assembled and operational.

2.  OPERATION, MAINTENANCE, ADDITIONS.

(a) Lessee will, at its own expense, keep and maintain the Equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefor so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, reasonable wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become the property of Lessor and part of the Equipment. Without limiting the generality of the foregoing provisions of this Subsection, Lessee agrees that upon the required return of the Equipment to Lessor pursuant to the Section 1 hereof, each item of Equipment shall comply with the following criteria at minimum:

     1. Any unsold units to be delivered to the nearest manufacturers service center if unit remains unsold 120 days after expiration of the lease.

     2. The unit must be capable of passing performance tests according to manufacturers specifications.

     3. All peripherals and additional systems on those pieces of equipment must be intact and correctly operational.

     4. All pneumatic, electrical, hydraulic and mechanical systems must be operational according to manufacturers specifications.

(b) Lessee will not make or authorize any improvement, change, addition or alteration to the Equipment (i) if such improvement, change, addition or alteration will impair the originally intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts installed in or attached to or otherwise becoming apart of the Equipment as a result of any such improvement, change, addition or alteration shall not be readily removable without damage to the Equipment. Any part which is added to the Equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the Equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed prior to the expiration or earlier termination of the Lease Term shall, without further act, become the property of Lessor.

LESSOR:                                         LESSEE:

THE CIT GROUP/EQUIPMENT FINANCING, INC.         CRYSTAL MOUNTAIN, INC.

By: /s/ T.R. REILLY                             By: /s/ THOMAS F. LEONARD
    ----------------------------------              ----------------------------

    T.R. Reilly                                     Thomas F. Leonard
--------------------------------------          --------------------------------
Print or Type Name                              Print or Type Name

Title:  Agent                                   Title:  President
      --------------------------------                --------------------------

                             CRYSTAL MOUNTAIN, INC.

                         Notorization attachment to the

                                    Rider A


Subscribed and sworn before me this 7th day of December, 1994.

Notary Public in and for the State of Washington residing in Pierce County. My commission expires July 6, 1998.

/s/ ANNE BOYLE
-------------------
                         ----------------------------
                                 NOTARY PUBLIC
                                   ANNE BOYLE
                              STATE OF WASHINGTON
                          MY COMM EXPIRES JUL 6, 1998
                          ---------------------------

                                    RIDER B

                         to Schedule 1 to Master Lease
                             dated DECEMBER 7, 1994
          between The CIT Group/Equipment Financing, Inc., as Lessor, and Crystal Mountain, Inc., as Lessee.

This Rider forms a part of the above-referenced Schedule to Master Lease. Terms defined in the Schedule and Master Lease will have the same meanings when used in this Rider unless otherwise defined.

1. Section 18 of the Master Lease is hereby deleted in its entirety and the following language is substituted therefor:

        "18.    Upon expiration of the Primary Lease Term with respect to any
Schedule and payment by Lessee of all rentals set forth in such Schedule and all other amounts due and payable under the Master Lease or such Schedule, and provided that no Event of Default shall have occurred and be continuing, Lessee, at its option, may either extend the Primary Lease term for an additional term of twelve (12) months (the "Extended Lease Term") or purchase all of Lessor's right, title and interest in and to all, but not less than all, of the Equipment described in and covered by such Schedule for a cash purchase price equal to the fair market sale value (as hereinafter defined) of such Equipment determined as of the date of such expiration, plus, an amount equal to all taxes (other than income taxes on any gain on such sale) costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. Upon payment by Lessee of such purchase price, and of all other amounts then due and payable by Lessee hereunder, Lessor shall transfer title to such Equipment to Lessee on an "as-is, where-is" basis, without recourse and without representation or warranty of any kind, express or implied, other than a representation and warranty that such Equipment is free and clear of any liens created by Lessor. In order to exercise such option, Lessee must give irrevocable written notice to Lessor of Lessee's intention to exercise such option at least ninety (90) days (but not more than 360 days) prior to the expiration of the Primary Lease Term of such Schedule.

        For purposes of this Section 18, the fair market sale value of the Equipment as of any date shall be the cash price that an informed and willing purchaser (other than a lessee currently in possession or a used equipment or scrap dealer) unrelated to Lessor or Lessee would pay to purchase the Equipment in an arm's length transaction. This fair market sale value shall be determined by an independent appraiser (at Lessee's expense) selected by Lessor. The appraiser shall determine such value without deduction for any expenses of dismantling or removal of the Equipment and on the assumption that the item is in the condition required by the terms of this Lease.

     If Lessee exercises its option to extend the Primary Lease term, all provisions of the Master Lease shall be applicable during the Extended Lease Term, except that (i) during the Extended Lease Term Lessee shall pay, in the same manner as provided in the Schedule, rent in twelve consecutive monthly installments commencing on Dec. 29, 1998, each in the amount of the fair market rental value (as hereinafter defined) of the Equipment determined as of the date of the expiration of the Primary Lease Term, and (ii) the Stipulated Loss Value of each item of Equipment during the Extended Lease Term shall be determined as of the last rent payment date occurring in the Primary Lease
Term. Upon expiration of the Extended Lease Term, the Lessee shall be obligated either (a) to return such Equipment to Lessor in accordance with the terms of the Master Lease, or (b) to purchase such Equipment from Lessor for a cash purchase price equal to its fair market sale value determined as of the expiration date of the Extended Lease Term, plus all other amounts set forth in, and on the terms required by, the preceding paragraphs, of this Section 18."

     For purposes of this Section 18, the fair market rental value of the Equipment for the Extended Lease Term shall be equal to the rental value of the Equipment which would be obtained in an arm's length transaction between an informed and willing lessor under no compulsion to lease and an informed and willing lessee-user (other than a lessee currently in possession) under no compulsion to lease. This fair market rental value shall be determined by an independent appraiser (at Lessee's expense) selected by Lessor and approved by Lessee, which determination shall be made on the assumption that each item of Equipment is free and clear of all liens and is in the condition and repair required under the terms of the Master Lease.

     2. At the expiration of the Primary Lease Term, if Lessee does not exercise either the purchase option or renewal option set forth herein, Lessee shall be obligated to return the Equipment to Lessor in accordance with the terms of the Master Lease.

     3. The provisions of this Rider shall apply only with respect to the Equipment being leased pursuant to Schedule 1.

     4. Except as amended hereby, the Master Lease and the Schedule shall remain in full force and effect, and are in all respects hereby ratified and affirmed.


Lessor:                              Lessee:
The CIT Group/Equipment              Crystal Mountain, Inc.
Financing, Inc.

By: /s/ T.R. Reilly                  By: /s/ Thomas F. Leonard
__________________________           _____________________________

Title: Agent                         Title: President
__________________________           _____________________________

                             CRYSTAL MOUNTAIN, INC.

                         Notorization attachment to the

                                    Rider B


Subscribed and sworn before me this 7th day of December, 1994.

Notary Public in and for the State of Washington residing in Pierce County. My commission expires July 6, 1998.

/s/ ANNE BOYLE
------------------
                          ---------------------------
                                 NOTARY PUBLIC
                                   ANNE BOYLE
                              STATE OF WASHINGTON
                          MY COMM EXPIRES JUL 6, 1998
                          ---------------------------

                     DELIVERY AND INSTALLATION CERTIFICATE


To: The CIT Group/Equipment Financing, Inc.


The undersigned hereby certifies that all of the goods, chattels and equipment (all hereinafter called "equipment") described in the Equipment Schedule No. 1 dated December 7, 1994, to Master Lease dated December 7, 1994, between The CIT Group/Equipment Financing, Inc. (Lessor) and the undersigned (Lessee), (the "Lease") have been furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully completed as required, and that the equipment has been inspected and accepted by the undersigned as satisfactory on December 16, 1994. The undersigned understands that you are relying on the foregoing certification in your purchase of the equipment described in the Lease and, to induce you to purchase the equipment, the undersigned agrees to settle all claims, defenses, setoffs and counterclaims it may have with the Seller directly and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor nor seller of the equipment and have no knowledge or familiarity with it.


Dated: December 16, 1994                Lessee:

                                        CRYSTAL MOUNTAIN, INC.
                                        -------------------------------------
                                        Name of individual, corporation or
                                        partnership

                                        By /s/ THOMAS F. LEONARD
                                          -----------------------------------

                                        Title      President
                                             --------------------------------
                                        If corporation, have signed by
                                        President, Vice President or Treasurer,
                                        and give official title. If owner or
                                        partner, state which.


                                        Seller:  Logan Manufacturing Co.

                             CRYSTAL MOUNTAIN, INC.

                         Notorization attachment to the

                     Delivery and Installation Certificate
                            Logan Manufacturing, Co.


Subscribed and sworn before me this 16th day of December, 1994.

Notary Public in and for the State of Washington residing in Pierce County. My commission expirers July 6, 1998.

/s/ ANNE BOYLE
-----------------
                          ---------------------------
                                 NOTARY PUBLIC
                                   ANNE BOYLE
                              STATE OF WASHINGTON
                          MY COMM EXPIRES JUL 6, 1998
                          ---------------------------

                     DELIVERY AND INSTALLATION CERTIFICATE


To: The CIT Group/Equipment Financing, Inc.


The undersigned hereby certifies that all of the goods, chattels and equipment (all hereinafter called "equipment") described in the Equipment Schedule No. 1 dated DECEMBER 7, 1994, to Master Lease dated DEC. 7, 1994, between the CIT Group/Equipment Financing, Inc. (Lessor) and the undersigned (Lessee), (the "Lease") have been furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully completed as required, and that the equipment has been inspected and accepted by the undersigned as satisfactory on DECEMBER 7, 1994. The undersigned understands that you are relying on the foregoing certification in your purchase of the equipment described in the Lease and, to induce you to purchase the equipment, the undersigned agrees to settle all claims, defenses, setoffs and counterclaims it may have with the Seller directly and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor nor seller of the equipment and have no knowledge or familiarity with it.


Dated: DECEMBER 7, 1994        Lessee:



                               Crystal Mountain, Inc.
                               ----------------------------------------------
                               Name of individual, corporation or partnership

                               By: /s/ Thomas F. Leonard     Title: President
                                   ---------------------            ---------
                                   If corporation, have signed by President,
                                   Vice President or Treasurer, and give
                                   official title. If owner or partner, state
                                   which.

                               Seller: Kassbohrer All Terrain Vehicles Inc.

                             CRYSTAL MOUNTAIN, INC.

                         Notorization attachment to the

                     Delivery and Installation Certificate
                                   Kassbohrer


Subscribed and sworn before me this 7th day of December, 1994.

Notary Public in and for the State of Washington residing in Pierce County. My commission expires July 6, 1998.


/s/ ANNE BOYLE
------------------
                          ---------------------------
                                 NOTARY PUBLIC
                                   ANNE BOYLE
                              STATE OF WASHINGTON
                          MY COMM EXPIRES JUL 6, 1998
                          ---------------------------